UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22172

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World Funds Trust
(Exact name of registrant as specified in charter)

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8730 Stony Point Parkway,
Suite 205
Richmond, VA 23235
(Address of principal executive offices)

The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801
(Name and address of agent for service)

With Copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, KS 66211

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Registrant’s telephone number, including area code: (804) 267-7400

Date of fiscal year end: September 30

Date of reporting period: March 31, 2025

The Cook & Bynum Fund

ITEM 1. (a) Report to Stockholders.

The Cook & Bynum Fund COBYX Semi-Annual Shareholder Report | March 31, 2025

This semi-annual shareholder report contains important information about The Cook & Bynum Fund for the period of October 1, 2024 to March 31, 2025. You can find additional information about the Fund at
www.cookandbynum.com/invest-with-us/mutual-fund/reports-filings/. You can also request this information by contacting us at (877) 839-2629.

What were the Fund costs for the period? (based on a hypothetical $10,000 investment)
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The Cook & Bynum Fund	$75	1.49%[1]
¹ Annualized.

How did the Fund perform?

The Cook & Bynum Fund (the “Fund”) delivered a positive return of 2.34% for the period of October 1, 2024, to March 31, 2025. In comparison, the MSCI AWCI Net Total Return Index returned -2.30% during the same period. The solid 2024 business performance that many of our companies reported underpinned the Fund’s positive results. The Fund’s two largest positions, Arca Continental and Berkshire Hathaway both contributed significantly to returns on the back of strong business results.

CUMULATIVE PERFORMANCE (based on a hypothetical $10,000 investment)

ANNUAL Performance
		Average Annual Return (%)
	1 Year	5 Year	10 Year
The Cook & Bynum Fund	2.22%	11.33%	3.78%
MSCI ACWI Net Total Return Index	7.11%	15.17%	8.84%

The MSCI All Country World Index (ACWI) Net Total Return captures the performance of large- and mid-cap stocks across 23 developed and 24 emerging markets, reflecting dividends reinvested after withholding taxes. It offers a broad, global equity benchmark covering approximately 85% of the investable market capitalization.

Visit https://www.cookandbynum.com/invest-with-us/mutual-fund/performance/ for more recent performance information.

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The Cook & Bynum Fund	PAGE 1

KEY FUND STATISTICS (as of March 31, 2025)
Fund Net Assets	$72,647,955
Number of Holdings	14
Total Advisory Fee Paid	$311,694
Portfolio Turnover Rate	1%
Visit https://www.cookandbynum.com/invest-with-us/mutual-fund/performance/ for more recent performance information.

WHAT DID THE FUND INVEST IN? (% of Net Assets as of March 31, 2025)

Top 10 Holdings	(%)
Arca Continental S.A.B. de C.V.	28.04%
Berkshire Hathaway Class B	23.47%
Anheuser-Busch InBev SA/NV	10.87%
Coca-Cola Embonor SA	10.80%
Fomento Economico Mexicano SAB	7.33%
Liberty Latin America Ltd. Class C	5.60%
Union de Cervecerias Peruanas Backus y Johnston SA	3.83%
BIM Birlesik Magazalar AS	2.48%
Migros Ticaret AS	1.66%
Ambev SA	1.55%
Geographic Breakdown	Sector Breakdown

SOFT DRINK BOTTLING AND DISTRIBUTION
38.84%
CONGLOMERATES
23.47%
BREWERIES
16.25%
RETAIL - CONVENIENCE STORES
7.33%
WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS
6.31%
CONSUMER STAPLES - MERCHANDISE RETAIL
4.14%
HEALTH CARE SERVICES
1.42%
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS
0.64%
SHORT TERM INVESTMENTS
0.34%

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.cookandbynum.com/invest-with-us/mutual-fund/reports-filings/.

The Cook & Bynum Fund	PAGE 2

ITEM 1. (b) Not applicable

ITEM 2.       CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.       INVESTMENTS.

(a)      The Registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Form.

(b)      Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

FINANCIAL STATEMENTS
AND OTHER INFORMATION

For the Six Months Ended March 31, 2025 (unaudited)

The Cook & Bynum Fund

THE COOK & BYNUM FUND
Schedule of Investments	March 31, 2025 (unaudited)
		Shares	Value
87.60%	COMMON STOCKS

16.25%	BREWERIES
	Ambev SA ADR	483,092	$1,125,604
	Anheuser-Busch InBev SA/NV ADR	128,304	7,898,394
	Union de Cervecerias Peruanas Backus y Johnston SAA	500,000	2,781,936
			11,805,934

23.47%	CONGLOMERATES
	Berkshire Hathaway - Class B(A)	32,013	17,049,484

4.14%	CONSUMER STAPLES - MERCHANDISE RETAIL
	BIM Birlesik Magazalar AS	149,000	1,799,308
	Migros Ticaret AS(A)	92,554	1,207,915
			3,007,223

1.42%	HEALTH CARE SERVICES
	Euroeyes International Eye Clinic, Ltd.	2,601,000	1,032,852

0.64%	INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS
	Gesco SE	26,532	464,764

7.33%	RETAIL - CONVENIENCE STORES
	Fomento Economico Mexicano SAB ADR	54,513	5,319,379

28.04%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Arca Continental S.A.B. de CV	1,948,263	20,372,294

6.31%	WIRED AND WIRELESS TELECOMMUNICATIONS CARRIERS
	Liberty Latin America Ltd. - Class A(A)	81,841	518,054
	Liberty Latin America Ltd. - Class C(A)	654,782	4,066,197
			4,584,251

87.60%	TOTAL COMMON STOCKS		63,636,181
	(Cost: $47,975,290)

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Schedule of Investments - continued	March 31, 2025 (unaudited)
		Shares/ Principal	Value
10.80%	PREFERRED STOCKS

10.80%	SOFT DRINK BOTTLING AND DISTRIBUTION
	Coca-Cola Embonor SA - Class B	5,301,259	$7,844,081

10.80%	TOTAL PREFERRED STOCKS		7,844,081
	(Cost: $10,125,460)

0.34%	SHORT TERM INVESTMENTS

0.34%	US TREASURY BILL
	US Treasury 04/01/2025 0.000%(B)	250,000	250,000

0.34%	TOTAL SHORT TERM INVESTMENTS		250,000
	(Cost: $250,000)

98.74%	TOTAL INVESTMENTS		71,730,262
	(Cost: $58,350,750)
1.26%	Other assets, net of liabilities		917,693
100.00%	NET ASSETS		$72,647,955

(A)   Non-income producing.

(B)   Zero coupon security. The rate shown is the yield-to-maturity as of March 31, 2025.

ADR - Security represented is held by the cusodian in the form of American Depositary Receipts

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Statement of Assets and Liabilities	March 31, 2025 (unaudited)
ASSETS
Investments at value (cost of $58,350,750) (Note 1)	$71,730,262
Cash and cash equivalents	544,638
Receivable for securities sold	395,516
Receivable for capital stock sold	61
Dividends and interest receivable	11,624
Tax reclaims receivable	28,399
Prepaid expenses	77,257
TOTAL ASSETS	72,787,757
LIABILITIES
Payable for capital stock redeemed	22,637
Accrued advisory fees	60,371
Accrued accounting, administration and transfer agent fees	18,225
Other payables and accrued expenses	38,569
TOTAL LIABILITIES	139,802
NET ASSETS	$72,647,955
Net Assets Consist of:
Paid-in-capital applicable to 4,293,039 no par value shares of beneficial interest outstanding, unlimited shares authorized	$60,327,566
Distributable earnings (accumulated deficits)	12,320,389
Net Assets	$72,647,955
NET ASSET VALUE PER SHARE
Class A Shares
Net Assets	$72,647,955
Shares Outstanding	4,293,039
Net Asset Value, Offering and Redemption Price Per Share	$16.92

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Statement of Operations	Six Months Ended March 31, 2025 (unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $41,282)	$329,069
Interest	74,934
Total investment income	404,003
EXPENSES
Investment advisory fees (Note 2)	512,356
Record keeping and administrative services (Note 2)	22,595
Accounting Fees (Note 2)	22,441
Transfer Agent fees and expenses (Note 2)	23,985
Custody fees	21,156
Registration and filing fees	17,418
Trustee fees	8,840
Legal fees	14,987
Service fees	23,336
Insurance fees	3,298
Auditing and tax fees	10,470
Shareholder servicing and reports	20,152
Compliance fees (Note 2)	5,056
Other	6,929
Total expenses	713,019
Advisory fee waivers (Note 2)	(200,662)
Net Expenses	512,357
Net investment income (loss)	(108,354)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	193,448
Net realized gain (loss) on foreign currency transactions	(14,537)
Total net realized gain (loss)	178,911

Net change in unrealized appreciation (depreciation) of investments	1,251,037

Net realized and unrealized gain (loss) on investments and foreign currency transactions	1,429,948
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,321,594

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Statements of Changes in Net Assets
	Six Months Ended March 31, 2025 (unaudited)	Year Ended September 30, 2024
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$(108,354)	$1,086,691
Net realized gain (loss) on investments and foreign currency transactions	178,911	800,811
Net change in unrealized appreciation (depreciation) of investments	1,251,037	4,584,611
Increase (decrease) in net assets from operations	1,321,594	6,472,113
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from earnings	(910,973)	(750,984)
Decrease in net assets from distributions	(910,973)	(750,984)
CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	2,633,499	6,520,404
Distributions reinvested	893,286	742,301
Shares redeemed	(8,048,967)	(5,779,899)
Increase (decrease) in net assets from capital stock transactions	(4,522,182)	1,482,806
NET ASSETS
Increase (decrease) during period	(4,111,561)	7,203,935
Beginning of period	76,759,516	69,555,581
End of period	$72,647,955	$76,759,516

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Financial Highlights

Net asset value, beginning of period
Investment activities
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
Total from investment activities
Distributions
Net investment income
Total distributions
Paid-in capital from redemption fees
Net asset value, end of period
Total Return(3)
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross
Expenses, net of fee waivers
Net investment income (loss) including reimbursement/waiver
Portfolio turnover rate(3)
Net assets, end of period (000’s)

(1)    Per share amounts calculated using the average shares outstanding during the period.

(2)    Less than $0.005 per share.

(3)    Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(4)    Ratios to average net assets have been annualized for periods less than one year.

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Selected Per Share Data Throughout Each Period
Six Months Ended March 31, 2025 (unaudited)	Years Ended September 30,
	2024	2023	2022	2021	2020
$16.77	$15.48	$11.89	$12.98	$10.87	$14.11

(0.02)	0.24	0.18	0.33	0.08	0.02
0.38	1.22	3.58	(1.13)	2.07	(3.16)
0.36	1.46	3.76	(0.80)	2.15	(3.14)

(0.21)	(0.17)	(0.17)	(0.29)	(0.04)	(0.10)
(0.21)	(0.17)	(0.17)	(0.29)	(0.04)	(0.10)
—	—	— (2)	—	— (2)	— (2)
$16.92	$16.77	$15.48	$11.89	$12.98	$10.87
2.34%	9.42%	31.71%	(6.39%)	19.80%	(22.43%)

2.07%	2.04%	2.08%	2.23%	2.20%	1.99%
1.49%	1.49%	1.49%	1.49%	1.49%	1.49%
(0.32%)	1.44%	1.19%	2.54%	0.66%	0.17%
1%	2%	4%	0%	0%	8%
$72,648	$76,760	$69,556	$50,607	$58,064	$62,962

See Notes to Financial Statements

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements	March 31, 2025 (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Cook & Bynum Fund (the “Fund”) is a non-diversified series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund was established on March 18, 2009, originally as a series of the Cook & Bynum Funds Trust. Effective October 4, 2024, the Fund was reorganized as a series of the Trust.

The investment objective of the Fund is to seek long-term growth of capital.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by Cook & Bynum Capital Management, LLC (the “Advisor”) to make investment decisions, and the results of the Fund’s operations, as shown in its Statement of Operations and Financial Highlights, is the information utilized for the day-today management of the Fund. The Fund and the Advisor are parties to expense agreements as disclosed in the Notes to the Financial Statements, and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and its role in the Fund’s management, the Advisor’s portfolio manager is deemed to be the Chief Operating Decision Maker.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market price. Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”). Short-term securities, including bonds, notes, debentures, and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks are valued at current market quotations as provided by an independent pricing service approved by the Board of Trustees (the “Board”). Other

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2025 (unaudited)

assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Although the Board is ultimately responsible for fair value determinations under Rule 2a-5 of the 1940 Act, the Board has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to the Advisor as the Valuation Designee pursuant to the Fund’s policies and procedures. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable for a portfolio security as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. The Fund may use fair value pricing more often due to the Fund’s global focus.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market,

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2025 (unaudited)

the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Fund’s investments as of March 31, 2025:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Common Stocks	$63,636,181	$—	$—	$63,636,181
Preferred Stocks	7,844,081	—	—	7,844,081
Short-Term Investments	—	250,000	—	250,000
	$71,480,262	$250,000	$—	$71,730,262

Refer to the Fund’s Schedule of Investments for a listing of the securities by sector type.

The Fund held no Level 3 securities at any time during the six months ended March 31, 2025.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2025 (unaudited)

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires certain components of net assets related to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the six months ended March 31, 2025, there were no such reclassifications.

Foreign Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2025 (unaudited)

transactions. The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes, a portion of which may be reclaimable, recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor provides investment services for an annual fee of 1.49% of the Fund’s daily net assets.

The Advisor earned and waived management fees for the six months ended March 31, 2025 as follows:

Management Fee Earned	Management Fee Waived
$512,356	$200,662

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.49% of the daily net assets of the Fund. This agreement is in effect through February 1, 2026, and thereafter is reevaluated on an annual basis. The Trust’s Board of Trustees and the Adviser may terminate or modify the agreement prior to February 1, 2026, only by mutual written consent. This agreement shall terminate automatically upon the termination of the investment management agreement with the Adviser. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2025 (unaudited)

The total amounts of recoverable reimbursements as of March 31, 2025 are as follows:

Recoverable Waivers and/or Reimbursements and Expiration Date
2025	2026	2027	2028	Total
$421,069	$381,321	$417,191	$200,662	$1,420,243

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, fund accountant and transfer and dividend disbursing agent. For its services, fees to CFS are computed daily and paid monthly. For the six months ended March 31, 2025, the following fees were paid by the Fund to CFS:

Administration	Transfer Agent	Accounting
$15,974	$18,188	$16,660

The amounts reflected on the Statement of Operations for Administration, Transfer Agent and Accounting fees may include out of pocket expenses not paid to CFS.

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus LLP. J. Stephen King, Jr., Assistant Secretary of the Trust, is a Partner of Practus LLP. Neither the officers and/or directors of CFS, Mr. Lively or Mr. King receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

The Fund’s Chief Compliance Officer is the Managing Member of Watermark Solutions, LLC (“Watermark”), which provides certain compliance services to the Fund. For the six months ended March 31, 2025, Watermark received $5,056 in fees from the Fund.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the six months ended March 31, 2025, were as follows:

Purchases	Sales
$2,894,068	$395,516

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2025 (unaudited)

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax character of distributions paid during the six months ended March 31, 2025, and the year ended September 30, 2024, were as follows:

Distributions paid from:	Six Months Ended March 31, 2025	Year Ended September 30, 2024
Ordinary income	$910,973	$750,984
	$910,973	$750,984

As of March 31, 2025, the components of distributable earnings (accumulated deficits) on a tax basis were as follows:

Undistributed net investment income (loss)	$(191,363)
Accumulated net realized gain (loss)	(867,760)
Net unrealized appreciation (depreciation)	13,379,512
$12,320,389

The cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$58,350,750	$28,276,361	$(14,896,849)	$13,379,512

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2025 (unaudited)

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Six months Ended March 31, 2025	Year Ended September 30, 2024
Shares sold	166,452	396,154
Share reinvested	59,592	44,906
Shares redeemed	(511,112)	(354,987)
Net increase (decrease)	(285,068)	86,073

NOTE 6 – LINE OF CREDIT

The Fund has a line of credit (“LOC”) with U. S. Bank National Association to be used primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral. The LOC will mature, unless renewed, on October 6, 2025. Borrowing under the LOC is limited to the lesser of $7,000,000, 10% of the total market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 7.50% at March 31, 2025. During the six months ended March 31, 2025, the Fund did not borrow under this arrangement and had no outstanding borrowings on March 31, 2025.

NOTE 7 – CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, (either directly or indirectly), more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreements with the Advisor. As of March 31, 2025, Charles Schwab & Co., owned, of record or beneficially, 76.91% of the Fund’s outstanding shares.

NOTE 8 – NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Notes to Financial Statements - continued	March 31, 2025 (unaudited)

or economic instability, among other factors. Investments in foreign securities and foreign currency transactions involve currency exchange risks, which relate to fluctuations in exchange rates between the U.S. dollar and foreign currencies and may negatively affect the value of the Fund’s investments in foreign securities. As of March 31, 2025, 74.92% of the Fund’s net assets were invested in foreign securities. As of March 31, 2025, the Fund had 38.84% of its net assets invested in securities within the Soft Drink Bottling and Distribution sector. For specific industry concentration, please reference the Schedule of Investments.

NOTE 9 – RISKS OF INVESTING IN THE FUND

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A complete description of the principal risks is included in the Fund’s prospectus under the heading “Principal Risks.”

NOTE 10 – SUBSEQUENT EVENTS

On April 2, 2025, the United States announced its plan to implement worldwide tariffs which was far greater than anticipated. This event has caused a macroeconomic shock to the world economy and a significant increase in uncertainty in the equity markets. As the situation remains ever changing, it is unclear at this time what the short term and long term effects on the Fund’s investment performance and operations will be. Management is currently monitoring and evaluating the impact these tariffs may have on both.

Management has evaluated all transactions and events subsequent to the date of the Statement of Assets and Liabilities through the date on which these financial statements were issued. Except as noted above, no additional items require disclosure.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders	March 31, 2025 (unaudited)

Dear Partners:

For the six-month period ended March 31, 2025, The Cook & Bynum Fund (the “Fund”) returned 2.34% while the MSCI All Country World Index (“MSCI ACWI”)1 declined 2.30%.

The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent quarter-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

As shown in the Prospectus dated January 28, 2025, the gross and net expense ratios of the Fund were 1.97% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2026. For additional information, please reference Note 4 in the Fund’s Core Financial Statements dated September 30, 2024.

Portfolio Update

The solid 2024 business performance that many of our companies reported during this quarter underpinned the Fund’s positive recent performance. Amid the uncertainty gripping global markets, our businesses delivered consistent aggregate results. The portfolio’s 2024 revenue and earnings both grew in U.S. dollars even with the headwind of weaker currencies in both Mexico and Chile. Despite today’s global uncertainty and challenging economic outlook, we are confident in the persistence and expansion of our company’s economic moats in a wide range of scenarios. These economic moats enable us to project our companies’ earnings streams for many decades and are the foundation for our conviction that they are priced at large discounts to intrinsic value. In the past six months we made a few new investments and rebalanced the portfolio to take advantage of price volatility.

______________________

1      The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising 23 developed and 26 emerging market country indexes.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

Mexico, Turkey, Chile, & Peru at a Near Two Standard Deviation Discount

We are not market timers and do not make investments based on expected changes in sentiment. We only invest in a business if we would be satisfied with the cash flows that business will produce as our only means of return2. Currently, our portfolio in aggregate trades at a trailing Price-to-earnings ratio3 (P/E) of 16.6x yet has grown U.S. dollar revenue by 8% annually over the last five years with an operating margin of 19%, return on equity of 14%, and a net cash balance sheet. The competitive moats of our businesses, the quality management teams that lead them, and the slow pace of technological change that characterize many of their industries give us a high degree of confidence that our businesses will be larger and more profitable decades from now. Today’s valuations make no fundamental sense to us on an absolute or relative basis; thus, we choose to concentrate our capital in these companies. Long-term returns are determined by fundamentals, not simply chasing what has worked in the recent past. It is not different this time.

Source: Bloomberg. P/E ratios are trailing 12 months except for three holdings where adjustments are made to reflect true earnings power. As of 3/31/2025.

______________________

2    https://www.cookandbynum.com/how-we-think/absolute-value-investing/

3      Price-to-earnings ratio is the measure of the share price relative to the annual net income earned by a company, per share.

*   Price-to-earnings ratio is the measure of the share price relative to the annual net income earned by a company, per share.

     Earnings yield is a financial metric that measures a company’s profitability by dividing its earnings per share by its current stock price.

     Price-to-sales ratio is a company’s market capitalization divided by revenue.

     Price-to-book ratio is a financial valuation metric that compares a company’s market price per share to its book value per share.

     5-year revenue USD compound annual growth rate (CAGR) is the annualized average rate of U.S. dollar revenue growth over five years assuming growth takes place at an exponentially compounded rate.

     The net debt to earnings before interest, taxes, depreciation, and amortization (EBITDA) ratio measures financial leverage and a company’s ability to pay off its debt.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

Since 2012, we have seen relentless contraction of P/E multiples in Mexico, Turkey, Chile, and Peru and have responded to the increasingly attractive valuations by steadily purchasing undervalued businesses. As shown in the chart below, in 2012 the average forward P/E of the Mexico, Turkey, Chile, and Peru indices was at a premium to the U.S., and we had less than 10% of our portfolio invested in these countries. Today, the average forward P/E of these four countries is at a more than 50% discount to the U.S. This discount is nearly two standard deviations from the average since 2005, and the current forward earnings yields are on average nearly 11% in these countries versus only 5% in the U.S. We do not invest in whole countries or indices but rather seek to own carefully selected businesses at prices reflecting large discounts to intrinsic value. At lower valuations, we find more of these high-quality businesses trading at large discounts to intrinsic value. When presented with a compelling investment opportunity that meets our four core investment criteria – circle of competence, business, people, and price – we follow our investment discipline and act decisively. Following our investment discipline often requires us to act contrary to popular opinion. Today, investors have abandoned many countries like Mexico, Turkey, Chile, and Peru resulting in extremely attractive valuations, and we now have about 51% of the portfolio invested in companies listed in these four countries but that do business in twenty countries. We will revisit this valuation gap in Mexico specifically later in this letter and discuss the tremendous opportunity we see there.

Source: Bloomberg. The above graph compares the forward P/E ratio of the S&P 500 to the average forward P/E ratio of the MSCI Mexico, MSCI Turkey, MSCI Chile, and MSCI Peru indices. C&B Weight is the total weight of positions listed in Mexico, Turkey, Chile, and Peru in the Fund since inception on July 1, 2009. For axes, RHS = right hand side, LHS = left hand side.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

Today’s popular opinion is that the U.S. is the only stock market in the world worthy of investment. This would be a logical conclusion if one were to only look back over the last dozen years. From the beginning of 2013 to the end of 2024, the U.S.’s S&P 500 has returned 14.6% annualized which has trounced every other part of the world. However, looking further back in history paints a different picture. From the beginning of the MSCI indices in January 1988 to the end of 2012, the MSCI Latin America and an equal-weighted basket of the Mexico, Turkey, Chile, and Peru indices performed much better than the S&P 500 Index (“S&P 500”) (see the table and graphs below). For this whole period from 1988 to the end of 2024, the returns are nearly identical. Countless factors determine long-term investment results for entire countries or regions, and we are skeptical of anyone who claims to be able to predict these. Some countries undoubtedly benefit from better rules of the game for capital than others, and we believe the U.S. ranks highly on this list. However, countries starved for investment capital can offer higher incremental returns should the rules of the game be at least conducive to capital investment. We view Mexico, Turkey, Chile, and Peru as having both characteristics and view these countries’ returns since 1988 as evidence of their future potential. All else being equal, high P/E ratios imply abundant capital with low incremental returns, and low P/E ratios imply scarce capital with high incremental returns.

	Mexico, Turkey, Chile, and Peru	MSCI Latin America	S&P 500
Annualized Return: 1988 - 2012	16.3%	16.8%	9.7%
2013 - 2024	-0.1%	-2.0%	14.6%
1988 - 2024	10.7%	11.0%	11.3%
Annualized Impact From P/E Change: 2013 - 2024	-3.9%	-5.2%	5.3%

Source: Bloomberg, through 12/31/2024. The MX/TR/CI/PE Index is an equal-weighted index of the MSCI Mexico, MSCI Turkey, and MSCI Chile indices since inception on 12/31/1987. The MSCI Peru Index was added after its inception on 12/31/1992.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

Both the MSCI Latin America and the Mexico, Turkey, Chile, and Peru indices in aggregate have experienced a dramatic fall in P/E multiples since 2012. This decline has been a 4% and 5% annual headwind, respectively, to returns since then. On the other hand, the S&P 500 has experienced a dramatic expansion in P/E multiple since 2012, which has been a 5% annual tailwind to returns since then. The combination of these two explains about two-thirds of the performance gap with the S&P 500 over this time period. Earnings multiple expansion or contraction can only drive investment returns for so long. In fact, as shown in the graph below, the length of this cycle of U.S. stock market outperformance of developed international markets is the longest in the last fifty years. The graph also shows the long-term correlation between U.S. dollar strength and U.S. market outperformance. When capital is flowing to the U.S. from abroad, both equity markets and the dollar strengthen, but they also tend to reverse together. After more than a decade of multiple contraction and a record long cycle of U.S. outperformance, we see a tremendous opportunity to own exceptional businesses at bargain prices in Mexico, Turkey, Chile, and Peru today. These countries trade at a near two standard deviation P/E discount to the U.S. and are also at historically low absolute valuations. The six businesses we own in these markets have strong balance sheets, high margins, high returns on capital, and long track records of outperforming their countries’ indices, as all but the most recently purchased one have since we first purchased them. Regardless of how their countries’ indices perform, we expect attractive returns in these six businesses from today’s prices. These returns could quickly become exceptional if there were to be some reversal of the last decade’s P/E compression headwind.

Source: Bloomberg. The graph shows the difference in the trailing monthly 5-year annualized return of the S&P 500 Index and the MSCI World ex USA Index from January 1975 to March 2025. The 5-year return of ICE’s U.S. Dollar Index is overlaid on the graph with a different axis.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

U.S. Trade War

The broad reciprocal tariffs imposed by U.S. President Trump on April 2nd triggered a global sell-off. On April 9th, he announced a 90-day pause for all countries except China but retained a 10% tariff on most goods from most countries. The companies in our portfolio have minimal cross-border activities, so they are not exposed to the worst direct consequences of a trade war. Overwhelmingly, our businesses produce locally what they sell locally. However, given the breadth of the tariffs, it is hard to think of any company that is unaffected. Surprising to most, both Mexico and Canada seem to have come out ahead from this announcement as they were not included in these new reciprocal tariffs and, so far, have been able to maintain the tariff exemptions for goods and services covered by the United States-Mexico-Canada Agreement (USMCA), with some exceptions. Tariffs are an explicit tax on U.S. imports, and the new tariffs will increase the prices of U.S. imports, reduce their quantity, and foster a black market. It is unclear to what extent upcoming negotiations will reduce these newly announced tariffs or reduce other countries’ existing tariffs on U.S. exports, with this latter scenario being a potential bright spot of this protectionist endeavor. Both business and consumer confidence globally have taken a hit, dimming the economic outlook. Whatever forecast we make on tariff policy will likely be stale within twenty-four hours.

It is important to note that while the U.S. is the world’s largest economy, it represents 26% of the world economy, and total U.S. imports represent less than 4% of the world economy. Higher U.S. tariffs should reduce the U.S. trade deficit and nearshore some production, but not without the very real costs of more uncertainty, higher taxes, and lower productivity. Comparative advantages will be forsaken. Given the frequency of U.S. elections and fickleness of the electorate, we are skeptical that business leaders are rushing to make long-term capital decisions and relocate entire supply chains. We are wary of the economic challenges ahead for the U.S. and the world. We believe our companies are robust, although not completely immune, to the risks of rising costs and economic headwinds that seem likely with this new tariff regime.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

Source: BBC

For much of the last century, globalization has been a powerful economic tailwind to global prosperity, though not for everyone. Compassion for those left behind is part of the motivation for these new U.S. tariffs. Tariffs have real economic consequences, and countries whose economies are built on exports to the U.S. may face large economic challenges if they are unable to negotiate down these original tariffs. As shown in the graph above, 64% of the portfolio’s revenue comes from outside of the U.S. with the most significant countries being Mexico, Chile, Peru, and Turkey. Mexico did not incur any additional tariffs on April 2nd. As of today, Mexico faces a 25% tariff on automobiles and automobile parts (for USMCA-qualifying vehicles the duty is applied only to non- U.S. content) and a 25% tariff on steel and aluminum. All other USMCA-compliant goods are excluded from tariffs. While steel and aluminum are a small percentage of Mexico’s exports to the U.S., automobiles and parts represent about one quarter of exports to the U.S. If the tariffs on the non-U.S. content of automobiles and parts are maintained, we expect some headwind to the Mexican economy. On the other hand, given that the USMCA tariff exemption remains intact, the April 2nd tariffs have put Mexico at a privileged position relative to every other country in the world as the only tariff-free low-wage country. Aside from Mexico, the portfolio’s three next largest sources of revenue – Chile, Peru, and Turkey – all initially received the minimum 10% tariff. These three countries’ exports to the U.S. are about 5%, 4%, and 2% of their GDPs, respectively, and in 2024 the U.S. ran a near $2 billion goods trade surplus with both Chile and Peru. In fact, most of Latin America initially received the 10% minimum, positioning the region to potentially take share of U.S. imports from other parts of the world. It is worth noting that only about 1% of the portfolio’s revenue comes from China, the only country where the trade war has escalated.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

Recent events have shaken confidence in U.S. economic and market exceptionalism. U.S. tariffs should create some economic winners in the U.S. including businesses in protected industries and their employees. We have identified a handful of such companies, but their valuations do not appear sufficiently discounted. On the other hand, tariffs negatively impact the intrinsic value of most U.S. companies. Today’s uncertainty is reducing economic growth, which is worrisome for companies whose profits are sensitive to the economic cycle. Input costs in the U.S., both labor and materials, will increase and put pressure on the profit margins of companies without pricing power. A U.S. trade war does not bode well for the 29% of revenue that the S&P 500 generates internationally. We are comforted that the companies in our portfolio are well protected from the worst outcomes yet continue to trade at attractive absolute and relative valuations.

Capitalizing on Extreme Pessimism about Mexico

In 2024 the Mexican stock market fell by 26% in U.S. dollars. Mexico, alongside Brazil, was the worst performer globally by a wide margin. Markets reacted negatively to the headline risks of a looming U.S. trade war in a Trump Presidency and to the institutional reforms being implemented by the governing Morena party in Mexico. While these headline risks could be critical for exporters or highly regulated industries, our regional consumer businesses (a Coca-Cola bottler and a dominant convenience store chain) are reasonably well insulated from the worst outcomes, but have traded down with the market. While the U.S. trades at P/E multiples not seen since the 1990s dot-com bubble, Mexico trades at P/E multiples last seen at the bottom of the 2008/2009 Global Financial Crisis.

Despite years of negative headlines, Trump’s first term came and went with no material impact to the U.S. and Mexico’s mutually beneficial trade relationship. Despite the many threats, discussions were held, both parties made concessions, and agreements were successfully renegotiated. In fact, Mexico (alongside Vietnam) was the biggest economic winner from Trump’s first term as nearshoring supply chains that exclude China became a priority. Mexico is now the largest exporter to the U.S. and the largest importer of U.S. goods. As previously discussed, Mexico has emerged from Trump’s trade war in a relatively good position by preserving the USMCA’s tariff exemption on most of its exports. While we expect Trump to continue to threaten and potentially implement

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

more tariffs on Mexico as he demands Mexican help on increasing border security and reducing drug trafficking, we do not expect a fundamental change to the trade relationship. The U.S. decoupling from China is Trump’s trade and national security priority, and it would be a monumental challenge for the U.S. to decouple trade from both China and Mexico simultaneously. Both countries combined represent more than 30% of U.S. imports. Vietnam is the next closest low-wage trade partner but represents a mere 4% of U.S. imports. Furthermore, severely damaging the Mexican economy through tariffs would increase the insecurity on the U.S./Mexican border. The worst tariff fears have been alleviated so far in 2025 and market sentiment towards Mexico has improved some.

Mexico P/E at Record Discount to the U.S.

24x
22x
20x
18x
16x
14x
12x
10x
8x
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Mexico
S&P 500

Arca Continental's P/E at Decade-Low

24x
22x
20x
18x
16x
14x
12x
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Source: Bloomberg. Both graphs use forward P/E.

Looking beyond tariffs, in our view, markets are right to be pessimistic about the supermajority secured by the Morena Party in last June’s election. Many of former President Andrés Manuel López Obrador’s policies damaged the Mexican economy, and the prospect of their entrenchment under Sheinbaum is a headwind to Mexico’s continued development. We do see some signs that Sheinbaum, who is vastly more educated and worldly than her predecessor, may have a more pragmatic approach to governing, and we see a Trump Presidency and the 2026 USMCA renegotiation as some constraint on the worst instincts of a socialist and populist government. Lastly, both Morena Presidents have been unwavering in their support of minimum wage increases. In fact, since Morena first entered office in 2018, the minimum wage in Mexico has increased by nearly 125% in real terms, benefitting our consumer businesses. With Morena stronger than ever, we expect this agenda to continue for another six years.

Meanwhile, Mexico’s valuations have collapsed with its forward P/E multiple reaching levels below 10x at the end of 2024, a level not seen since the 2008/2009 Global Financial Crisis.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

Taking advantage of this weakness, Arca remains our favorite and largest position in Mexico. We have owned shares in Arca since the Fund’s inception in 2009, and those purchases have compounded at 15% per year in U.S. dollars. At that time, Arca was a single country Coca-Cola bottler in Mexico with US$1.7 billion of revenue. Today through world-class management and frontline heroes – a term used internally for associates in the market – Arca is a US$12.7 billion revenue business with more than half of revenue outside of Mexico including more than one-third in the U.S. We were able to spend a day earlier this month with a group of these frontline heroes, learn from all their innovations, and thank them for their hard work on our behalf.

Richard visiting with the Arca Continental team in Houston, Texas.

What an outstanding organization! Over the last 10 years, Arca’s earnings per share in U.S. dollars have grown at 7.7% annualized which is higher than S&P 500’s 7.0%. Despite consistently strong execution and results, Arca’s shares trade at a near fifteen-year low forward P/E of only 15x, which we believe presents a large discount to intrinsic value. Arca has limited direct exposure to tariffs as overwhelmingly products they make in Mexico are sold in Mexico, and products they make in the U.S. are sold in the U.S. Furthermore, Arca’s business by nature is resilient to changes in government policy or regulation.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

Artificial Intelligence: A Cambrian Explosion

The landscape of Artificial Intelligence (AI) underwent a seismic shift in 2024, characterized by rapid evolution, intense competition, and the commoditization of foundational technologies. The large language models (LLMs) that captured the public’s imagination just a year ago are quickly becoming ubiquitous, with token prices plummeting and switching costs between providers approaching zero. What was once cutting-edge is now commonplace, and the relentless pace of innovation is rendering even the most advanced models obsolete in mere months. This commoditization trend is pushing pricing towards the underlying hardware and electricity costs, mirroring the trajectory seen in other technological revolutions. The value proposition is rapidly migrating from the raw models themselves to other factors.

One such factor is the ownership of proprietary datasets. While many LLMs are trained on publicly available information, a select few possess access to vast troves of unique data, providing them with an advantage. Google’s Gemini, for example, benefits from its exclusive integration with YouTube, allowing it to learn from an unparalleled library of video content. Similarly, Grok, developed by Elon Musk’s xAI, leverages the vast and constantly updating stream of data from X posts, providing it with a unique window into real-time public discourse and sentiment. This data moat creates a meaningful differentiation, enabling these privileged models to offer superior performance in specific domains.

Beyond the foundational LLMs, we are witnessing an explosion of innovation at the application layer. The development of AI agents and applications, built upon increasingly commoditized models, is accelerating at an astonishing rate. Multimodal models, capable of processing and generating text, images, audio, and video, are further expanding the possibilities. These new applications, powered by AI, are poised to replace vast swathes of existing software, offering not only enhanced functionality but also significantly lower development costs. This dynamic will inevitably shrink the overall cost of software, disrupt established industry leaders, and create entirely new areas for software to enhance productivity and transform workflows across a multitude of industries. We believe we are only beginning to scratch the surface of the transformative potential of this new application layer.

The rise of AI-driven applications and agents is also fundamentally altering the landscape of distribution and profitability. We are beginning to see commerce itself conducted through AI-powered searches, creating new opportunities for advertising and discovery. Companies with core advantages in advertising, such as Google, are well-positioned to capitalize on this trend, as they can seamlessly integrate targeted promotions within these new search paradigms if they can drive traffic, though it is unclear if this will offset or exceed the loss of profits as traditional search becomes less relevant. Simultaneously, AI agents will empower consumers with unprecedented

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

ease in finding the lowest prices for desired goods and services, effectively reducing switching costs to near zero. This shift will inevitably favor low-cost providers and distributors but may squeeze margins for everyone. Amazon should be an initial winner of this trend, but it remains unclear how manufacturers may be able to access consumers directly and more easily disintermediate some retailers. Furthermore, established software giants like Microsoft face both immense opportunity and significant risk. Microsoft’s vast distribution network through its existing software business and its trusted position as the storage for so much enterprise data provides a powerful advantage in disseminating new AI-powered tools, but only if they can integrate these tools effectively and innovate at the required pace. Microsoft is already generating $10 billion of AI revenue, and its Azure business, alongside other cloud computing providers, will compete for its share of the potentially enormous AI inferencing compute market. Conversely, much of Microsoft’s existing software suite is susceptible to disruption, as AI agents may be able to replicate or surpass the functionality of these programs at a fraction of the cost that Microsoft has spent to develop them. Across the software industry, we anticipate that the total revenue generated by currently available software could fall precipitously because of the disruptive power of AI. However, this potential hole in existing software companies’ revenues may well be replaced by a 100-fold increase in entirely new categories of AI-driven software and applications, creating a vast and dynamic market for those who can adapt and innovate. Existing moats will be tested severely, and many current leaders may look like Kodak while new winners may emerge that find novel ways to solve problems.

The hardware underpinning this AI revolution is also in a state of flux. Nvidia currently enjoys a dominant position in the market for AI-training chips, a testament to its foresight and execution in this burgeoning field. However, the insatiable demand for processing power has attracted a host of competitors, each vying to capture a share of this lucrative market. AMD, Broadcom, Intel, and specialized startups are developing their own AI-optimized chips, promising greater efficiency, performance, and affordability. Furthermore, the hyperscalers – companies like Google, Amazon, and Microsoft – are increasingly designing their own proprietary chips, tailored specifically to their unique AI workloads and data center architectures. This vertical integration allows them to optimize performance, power consumption, and cost in a way that off-the-shelf solutions cannot match. The future of AI hardware will likely involve a shift towards more specialized, energy-efficient architectures. This intensifying competition, including the rise of in-house chip design by the hyperscalers, is likely to erode Nvidia’s current dominance, driving down prices and further accelerating the adoption of AI across a wider range of applications. The landscape of hardware providers will undoubtedly shift dramatically in the coming years, and the capital intensity of hyperscalers will undoubtedly increase.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

As investors, it is crucial to recognize that we are witnessing the initial stages of a technological Cambrian explosion. The rapid proliferation of AI tools and applications, coupled with the commoditization of foundational models and hardware, is creating a dynamic and hard-to-predict environment. While many of today’s AI darlings may fade into obscurity, the underlying technology will have profound impacts. Navigating this landscape to excess profits in a decade will require expert CEOs. From an investment perspective, we are actively engaged in identifying the potential long-term winners in this rapidly evolving AI landscape. Our focus is on companies that are not only at the forefront of innovation but are also trading at valuations that offer a compelling risk-reward proposition. This is a delicate balance, as the hype surrounding AI has inflated the valuations of many players. Equally important is our commitment to avoiding the “buggy whip manufacturers” of the AI era – companies that are currently profitable but whose business models are directly threatened by the disruptive power of this new technology or who will have to bear the full cost of the technology to a maintain competitive position with no additional profits. We are diligently analyzing industry value chains to identify those businesses most at risk of being displaced by AI-powered solutions, ensuring that our portfolio is positioned to benefit from this AI future and safely earn profits.

The evolution of AI is not just a theoretical concept for us; it is becoming deeply embedded in our daily workflows. We have found ourselves increasingly using AI tools in our own research and analysis. Tasks that once required weeks of painstaking effort can now be accomplished in a matter of minutes, thanks to the power of these advanced algorithms. From sifting through vast datasets to generating insightful summaries and identifying hidden patterns in foreign languages, AI has dramatically enhanced both the depth and breadth of our research capabilities. It has sped up some of our processes by an order of magnitude, while dramatically increasing the quality of our research. This firsthand experience has only reinforced our conviction that AI is not merely a passing fad but a fundamental shift in how we interact with information and technology. The ability to quickly and efficiently analyze complex data, generate new ideas, and automate routine tasks is transforming the very nature of knowledge work. We believe that the companies and individuals who embrace and adapt to this new paradigm will be best positioned to thrive in the years to come. We are working with several of the companies in our portfolio to encourage their adoption of these new tools. AI is a revolution akin to the advent of the internet, and its impact will be just as far-reaching.

We recommend everyone gets their hands dirty with this new technology. Replace as many of your internet searches as you can with LLM chats. We use several and find some work better for different use cases. Additionally, Andrew Ng has been a generous teacher for many years. He is a British American computer scientist known for his work in machine learning and AI, including co-founding Coursera and Google Brain, and leading Baidu’s AI Group. He is building Deeplearning.ai, a remarkable provider of online courses and resources for AI education. Most of the leading model makers are helping provide content. Take a short (less than an hour) class to improve

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

your prompting or stick around and learn to program with these new tools. The coming years will be a period of intense change and unparalleled opportunity, and we are excited to navigate this exciting new era alongside our partners.

Growing Research Team

We are pleased to announce that Jinwon Ahn has recently joined our research team. Born in Seoul, Korea, Jinwon has lived on four continents, served in the South Korean Army, worked in private credit, and speaks three languages. Jinwon studied at Sciences Po in Paris and is a graduate of Columbia University. He is already making a positive impact.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund. We invest substantially all of our investable net worth alongside our investors to align, as closely as possible, our incentives with your goals. We eschew leverage as we seek to minimize risk and to maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders. Please see the Schedule of Investments in this report for a complete list of fund holdings.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Letter to Shareholders - continued	March 31, 2025 (unaudited)

Fund assets are only invested in equity or debt securities CBCM believes offer appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when qualifying investments present themselves. At period end, the Fund had 1.0% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund. Your portfolio manager does not invest with outside managers or hold individual stocks.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, please call 1-877-839-COBY (2629) or visit www.cookandbynum.com/cobyx. Must be preceded or accompanied by a current prospectus.

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Supplemental Information (unaudited)

Changes in and disagreements with accountants for open-end management investment companies.

Not applicable.

Proxy disclosures for open-end management investment companies.

Not applicable.

Remuneration paid to Directors, Officers, and others of open-end management investment companies.

See the Statement of Operations and Note 2 for remuneration paid to Officers. See the Statement of Operations for remuneration paid to Trustees.

Statement Regarding Basis for Approval of Investment Advisory Contract.

Approval of Investment Advisory Agreement

At a meeting held on June 25-26, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) reviewed and discussed the approval of the proposed Investment Advisory Agreement (the “CBCM Advisory Agreement”) between the Trust and Cook & Bynum Capital Management, LLC (“CBCM,” or the “Adviser” for this portion of the Minutes), with respect to The Cook & Bynum Fund. The Board reflected on its discussions with the representatives from CBCM earlier in the Meeting regarding the manner in which The Cook & Bynum Fund is to be managed and the roles and responsibilities of CBCM under the CBCM Advisory Agreement.

Mr. Lively referred the Board to the Board Materials that included a memorandum from Trust Counsel that addressed the Trustees’ duties when considering the approval of the CBCM Advisory Agreement and the responses of CBCM to requests for information from Trust Counsel on behalf of the Board. He noted that the response included information on the personnel of and services to be provided by CBCM, an expense comparison analysis for The Cook & Bynum Fund and the CBCM Advisory Agreement. He discussed the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the CBCM Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services to be provided by CBCM; (ii) the investment performance of CBCM; (iii) the costs of the services to be provided and profits to

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Supplemental Information (unaudited) - continued

be realized by CBCM from the relationship with The Cook & Bynum Fund; (iv) the extent to which economies of scale would be realized if The Cook & Bynum Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of its investors; and (v) possible conflicts of interest and other benefits.

In assessing these factors and reaching its decisions, the Board took into consideration information specifically prepared or presented at this Meeting. The Board requested or was provided with information and reports relevant to the approval of the CBCM Advisory Agreement, including: (i) information regarding the services and support to be provided by CBCM to The Cook & Bynum Fund and its shareholders; (ii) presentations by management of CBCM addressing the investment philosophy, investment strategy, personnel and operations to be utilized in managing The Cook & Bynum Fund; (iii) information pertaining to the compliance structure of CBCM; (iv) disclosure information contained in The Cook & Bynum Fund’s registration statements and the firm’s Form ADV and/or the policies and procedures of the firm; and (v) the memorandum from Trust Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the CBCM Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

Mr. Lively reminded the Board that it also requested and received various informational materials including, without limitation: (i) documents containing information about CBCM, including financial information, personnel and the services to be provided by CBCM to The Cook & Bynum Fund, the firm’s compliance program, current legal matters, and other general information; (ii) projected expenses of The Cook & Bynum Fund and comparative expense information for other funds with strategies similar to The Cook & Bynum Fund prepared by an independent third party; (iii) the anticipated effect of size on The Cook & Bynum Fund’s performance and expenses; and (iv) benefits anticipated to be realized by CBCM from its relationship with The Cook & Bynum Fund.

The Board did not identify any particular information that was most relevant to its consideration to approve the CBCM Advisory Agreement and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the CBCM Advisory Agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services to be provided by Cook & Bynum.

In this regard, the Board considered the responsibilities of CBCM under the CBCM Advisory Agreement. The Board reviewed the services to be provided by CBCM to The Cook & Bynum Fund, including, without limitation, the processes of CBCM for assuring compliance with The Cook & Bynum Fund’s investment objectives

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Supplemental Information (unaudited) - continued

and limitations; CBCM’s processes for trade execution and broker-dealer selection for portfolio transactions; the coordination of services by CBCM for The Cook & Bynum Fund among the service providers; and the anticipated efforts of CBCM to promote The Cook & Bynum Fund and grow its assets. The Board considered: the staffing, personnel, and methods of operating of CBCM; the education and experience of the firm’s personnel; and information provided regarding the firm’s compliance program and policies and procedures. After reviewing the foregoing and further information from CBCM, the Board concluded that the quality, extent, and nature of the services to be provided by CBCM, was satisfactory and adequate for The Cook & Bynum Fund.

The investment performance of Cook & Bynum.

The Board noted that although The Cook & Bynum Fund had not yet commenced operations, the Adviser had been managing The Cook & Bynum Fund’s predecessor (the “Predecessor Fund”), which is being reorganized into The Cook & Bynum Fund. The Trustees reviewed the Predecessor Fund’s performance under the Adviser’s management. They discussed the reports prepared by Broadridge Financial Solutions (“Broadridge”) and reviewed the performance of the Fund as compared to its benchmark index, the MSCI All Country World Index, as well as the Predecessor Fund’s Morningstar category, Diversified Emerging Markets (“Category”) and a peer group selected by Broadridge from the Category (“Peer Group”) over the 1-year, 3-year, 5-year, and 10-year periods ended April 30, 2024. The Trustees noted that that the Predecessor Fund had underperformed its benchmark index, and the Category and Peer Group medians for the 1-year period ended April 30, 2024, but had outperformed its benchmark index, and the Category and Peer Group medians for the 3-year period ended April 30, 2024. The Trustees also noted that the Predecessor Fund had underperformed its benchmark index and Peer Group median, but had outperformed the Category median, for the 5-year and 10-year periods ended April 30, 2024. After a detailed discussion of the Predecessor Fund’s performance, the Board concluded that the overall performance of the Predecessor Fund was satisfactory.

The costs of services to be provided and profits to be realized by CBCM from the relationship with The Cook & Bynum Fund.

In this regard, the Board considered the financial condition of CBCM and the level of commitment to The Cook & Bynum Fund by CBCM. The Board also considered the projected assets and proposed expenses of The Cook & Bynum Fund, including the nature and frequency of advisory payments. The Trustees noted the information on projected profitability provided by CBCM. The Board discussed the fees to be paid to the Adviser under the CBCM Advisory Agreement, The Cook & Bynum Fund’s overall expense ratio, and the Adviser’s commitment to cap The Cook & Bynum

FINANCIAL STATEMENTS    |    March 31, 2025

THE COOK & BYNUM FUND
Supplemental Information (unaudited) - continued

Fund’s total expense ratio at 1.49% of the Fund’s average daily net asset value through February 1, 2026 pursuant to an expense limitation agreement. The Board reviewed The Cook & Bynum Fund’s advisory fee and expense ratio compared to its Category and Peer Group as presented in the Broadridge report. The Board noted that, while The Cook & Bynum Fund’s contractual management fee and gross and net expense ratios were higher than the Category and Peer Group medians, The Cook & Bynum Fund’s net management fee (after fee waivers and expense reimbursements) and net expense ratio were within the range of funds in the Peer Group. The Board also considered the investment advisory fees charged by the Adviser to other accounts managed with similar investment strategies as those utilized by The Cook & Bynum Fund. After further consideration, the Board concluded that the projected profitability and fees to be paid to CBCM were within an acceptable range in light of the services to be rendered by CBCM.

The extent to which economies of scale would be realized as The Cook & Bynum Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of The Cook & Bynum Fund’s investors.

The Trustees considered information from the Adviser concerning potential economies of scale and whether the existing fees paid by The Cook & Bynum Fund to the Adviser might require adjustment in light of any economies of scale. After consideration of the economies of scale, the Trustees concluded that no modification of the existing advisory fee was necessary.

Possible conflicts of interest and other benefits.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to The Cook & Bynum Fund; the basis of decisions to buy or sell securities for The Cook & Bynum Fund; and the substance and administration of the Code of Ethics and other relevant policies of CBCM. The Board noted that CBCM will not receive any soft dollar benefits and will not utilize commission recapture with regard to The Cook & Bynum Fund. The Board also considered potential benefits for CBCM in managing The Cook & Bynum Fund. Following further consideration and discussion, the Board concluded that the standards and practices of CBCM relating to the identification and mitigation of potential conflicts of interest, as well as the benefits to be derived by CBCM from managing The Cook & Bynum Fund were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Trust Counsel and further discussion and careful review by the Board, upon a motion duly made and seconded, the following resolutions were unanimously adopted by the Trustees, including a majority of the Independent Trustees voting separately.

FINANCIAL STATEMENTS    |    March 31, 2025

ITEM 8.       CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.       PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.     REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Reference Item 7, Note 2 which includes remuneration paid to Officers and the Statements of Operations which include remuneration paid to Trustees.

ITEM 11.     STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Reference Item 7 which includes the investment advisory contract renewal in the Supplemental Information.

ITEM 12.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 13.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 14.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable because it is not a closed-end management investment company.

ITEM 15.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.     CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 18.     RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.     EXHIBITS.

(a)(1) Code of Ethics in response to Item 2 of this Form N-CSR – Not applicable.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act of 1934 – Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)  Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(3)(2)  Change in the registrant’s independent public accountant – Not applicable.

(b)      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: June 6, 2025
By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: June 6, 2025

*   Print the name and title of each signing officer under his or her signature.